UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2021

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2021, the Board of Directors (the “Board”) of Verra Mobility Corporation (the “Company”) appointed Sarah Farrell, effective December 30, 2021, as a Class III director to fill the vacancy created by the resignation of Jacob Kotzubei on December 17, 2021.

Ms. Farrell, age 30, is currently a Partner at Inclusive Capital Partners, L.P., a San Francisco-based investment firm that seeks to partner with companies that address and enable solutions to address environmental and societal problems. Ms. Farrell is a former director at Lindblad Expeditions Holdings, Inc., where she was a member of the Audit Committee from March 2020 through April 2021. Ms. Farrell has also served as a board observer at Reddit, Inc. since February 2021 and a director of Kolmac Outpatient Recovery Centers, a private network of intensive outpatient addiction treatment centers, since July 2021. Prior to joining Inclusive Capital Partners at its inception in July 2020, Ms. Farrell worked as an Associate at ValueAct Capital, a San Francisco-based investment firm where she started in August of 2018. Ms. Farrell also worked in The Blackstone Groups’ Private Equity division from August 2016 through July 2018. Prior to joining Blackstone, she worked in investment banking at J.P. Morgan in the Mergers & Acquisitions group since May of 2014. Ms. Farrell holds a bachelor’s degree in Honors Chemistry from Harvard College. We believe that Ms. Farrell’s experience supporting environmental, social and governance initiatives and her background in investment banking makes her well qualified to serve as a member of the Company’s Board.

Ms. Farrell’s initial term will expire at the Company’s 2024 annual meeting of stockholders or her earlier resignation or removal. As of the date of this Current Report on Form 8-K, neither Ms. Farrell nor any of her immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Rule 404(a) of Regulation S-K, nor is Ms. Farrell party to any understanding or arrangement pursuant to which she was appointed as a director.

Ms. Farrell will be compensated in accordance with the Company’s standard compensation policies and practices for the Board, the components of which were disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 12, 2021.

Item 8.01 Other Events.

On January 3, 2022, the Company issued a press release announcing the appointment of Sarah Farrell to the Board, which is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibits
99.1	Press Release, dated January 3, 2022, issued by Verra Mobility Corporation.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2022	Verra Mobility Corporation

	By:	/s/ Patricia Chiodo
	Name:	Patricia Chiodo
	Title:	Chief Financial Officer